Transamerica Advisors
Life Insurance Company of New York
Administrative Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499

February 29, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account B
ML of New York Retirement Plus Separate Account B - 33-45380

Commissioners:

Transamerica Advisors Life Insurance Company of New York (“the Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

AIM Variable Insurance Funds

Invesco V.I. Capital Appreciation Fund, SEC File No.: 811-07452

Invesco V.I. Core Equity Fund, SEC File No.: 811-07452

Invesco Van Kampen V.I Comstock Fund, SEC File No.: 811-07452

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio, SEC File No.: 811-05398

AllianceBernstein Large Cap Growth Portfolio, SEC File No.: 811-05398

American Century Variable Portfolios, Inc.

VP International Fund, SEC File No.: 811-05188

VP Ultra Fund, SEC File No.: 811-05188

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290

BlackRock Capital Appreciation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Opportunities V.I. Fund, SEC File No.: 811-03290

BlackRock Government Income V.I. Fund, SEC File No.: 811-03290

BlackRock High Yield V.I. Fund, SEC File No.: 811-03290

BlackRock International V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Core V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290

BlackRock Total Return V.I. Fund, SEC File No.: 811-03290

BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

Davis Variable Account Fund, Inc.

Davis Value Portfolio, SEC File No.: 811-09293

Federated Insurance Series

Federated Capital Appreciation Fund II, SEC File No. 811-08042

Federated Kaufmann Fund II, SEC File No. 811-08042

MFS Variable Insurance Trust

MFS Growth Series, SEC File No. 811-08326

PIMCO Variable Insurance Trust

Total Return Portfolio, SEC File No. 811-08399

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

Transamerica Advisors Life Insurance Company of New York understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President